Investor Updates Winter 2022

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “projects,” “targets,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) the impacts of the COVID-19 pandemic on the global and regional economy and Idaho Power’s business; (d) changes in customer growth rates, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or the introduction of vulnerabilities to the power grid; (g) acts or threats of terrorist incidents, social unrest, acts of war, cyber or physical security attacks, the companies’ failure to secure data or comply with privacy laws or regulations; (h) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel, power, and electrical equipment from suppliers on reasonable terms; (k) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, terrorist acts, fires, explosions, and mechanical breakdowns, that can damage the companies’ assets and subject the companies to third-party claims for damages; (m) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (n) the failure to comply with state and federal laws, regulations, and orders; (o) changes in tax laws and the availability of tax credits; (p) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (q) the inability to timely obtain and the cost of obtaining and complying with government permits and approvals; (r) failure to comply with mandatory reliability and security requirements; (s) the impacts of changes in economic conditions, including on customer demand; (t) the ability to obtain debt and equity financing when necessary and on reasonable terms; (u) changes in the method for determining LIBOR and the potential replacement of LIBOR; (v) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (w) the magnitude of future benefit plan funding obligations; (x) the assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (y) the ability to continue to pay dividends and target-payout ratios, and contractual and regulatory restrictions on those dividends; (z) Idaho Power's concentration in one industry and one region, regional economic condition and regional legislation and regulation; (aa) employee and third-party vendor workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents Continuing Customer Growth Rate 1 2021 Integrated Resource Plan Forecasts Continuing Growth 2 Large Load Request Drives Further Growth 3 2021 Idaho Power IRP Preferred Portfolio (MWs) 4 Update on Requests for Proposals 5 Updated Coal Exit Timeline 6 Updated on Boardman-to-Hemingway Ownership Stake 7 Regulatory Commissioners 8 Upcoming Executive Changes 9 Company Overview Hells Canyon, Idaho and Oregon Border

Continuing Customer Growth 1 • >100k new customers since 2011 (last general rate case) • Customer growth, regional transmission constraints and other factors leading to new generation resource needs 2.9% 540,000 550,000 560,000 570,000 580,000 590,000 600,000 2017 2018 2019 2020 Idaho Power Customer Growth Twelve Months Ended Sept. 30, 2021

Integrated Resource Plan (IRP) Forecasts Continuing Growth 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2021 IRP 2.6% 2.1% 1.4% 1.4% 2019 IRP 1.3% 1.4% 1.0% 1.2% 2017 IRP 1.1% 1.6% 0.9% 1.4% 2021 IRP Load Forecast vs. Prior IRPs 2

Large Load Request Drives Further Growth • Idaho Power filed a request with the Idaho Public Utilities Commission seeking approval of a special contract to provide energy service to a potential new, large-load customer (above 20MW). (IPC-E- 21-42) • Customer plans to build and operate an enterprise data center in Idaho. • Customer plans to support 100% of its operations through the addition of new renewable resources connected to Idaho Power’s system. • Special contract proposal uses framework outlined in construction option of proposed Clean Energy Your Way program (IPC-E-21-40) • See Idaho Power’s press release dated December 22, 2021, for more information. https://www.idahopower.com/news/category/new s-releases/ Enterprise data centers are typically designed to be always available. Source: energy.gov 3

2021 Idaho Power IRP Preferred Portfolio (MWs) Year Gas Wind Solar Storage Transmission Demand Response Coal Exit 2022 300 2023 120 115 20 (357) 2024 357 700 5 2025 300 105 20 (308) 2026 215 500 2027 250 5 2028 120 55 (175) 2029 100 255 2030 55 2031 55 2032 55 2033 100 2034 (357) 100 150 2035 100 305 2036 55 2037 105 2038 100 155 20 2039 55 20 2040 55 20 Total 0 700 1,405 1,685 500 400 (841) Reliable Affordable Clean 4

Updates on Requests for Proposals • Idaho Power customer growth & transmission constraints outside Idaho Power’s service area driving need for additional resources. • RFPs for up to 115MW to serve peak energy needs by summer 2023 currently being evaluated. • Upcoming RFPs to solicit resources to come on-line in 2024-2025 to meet identified capacity deficits of 85MW & 125MW. Year Capacity Deficit 2023 101MW 2024 85MW 2025 125MW 5

Updated Coal Exit Timeline 6 • Idaho Power and its partner are currently evaluating the conversion of Jim Bridger Units 1 & 2 to natural gas-fired by the end of 2024. *Idaho Power’s planned conversion, shut down and timing of Jim Bridger units is subject to a number of assumptions and uncertainties described in the 2021 Integrated Resource Plan and is subject to regulatory approval and change. * * *

Update on Boardman-to-Hemingway Ownership Stake Reliable Affordable Clean • Idaho Power & Bonneville Power Administration (BPA) are negotiating Idaho Power’s purchase of BPA’s ownership of the B2H high-voltage transmission project. • Idaho Power believes it will acquire BPA’s share and own ~45 percent of the line in the aggregate. • Idaho Power and BPA would sign a commensurate long-term transmission service agreement intended to serve BPA’s customers. 7

Regulatory Commissioners 8 Idaho Commissioner Term Expires Political Party Affiliation Eric Anderson 2025 Republican Paul Kjellander 2023* Republican Kristine Raper 2027 Democrat Oregon Commissioner Term Expires Political Party Affiliation Mark Thompson 2023 Republican Megan Decker 2025 Democrat Letha Tawney 2024 Democrat Appointed to Staggered 6-Year Terms Appointed to Staggered 4-Year Terms *Commissioner Kjellander announced retirement effective December 31, 2021. Commissioner Anderson appointed as new President of the Idaho Public Utilities Commission.

Upcoming Executive Changes Steve Keen IDACORP Senior Vice President & Chief Financial Officer Announced retirement, intended to be effective October 1, 2022 after 40 years of service. Brian Buckham IDACORP Senior Vice President & General Counsel Appointed to succeed Keen as Chief Financial Officer, effective March 1, 2022. Pat Harrington IDACORP Vice President & Corporate Secretary Appointed to succeed Buckham as General Counsel, effective March 1, 2022 & retain Corporate Secretary role. 9

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com WWW.IDACORPINC.COM WWW.IDAHOPOWER.COM